AFL-CIO Housing Investment Trust
Helping Build Boston - The Union Way April 2019

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

The Boston area is a strong market for the HIT. Since inception, the HIT has invested $469 million and its subsidiary Building America CDE has awarded $21 million in tax credits to help finance 31 projects with total development investment of $1.3 billion. These projects have built or preserved over 3,675 housing units and created an estimated 10.8 million hours of union construction work*.

Economic and Fiscal Impacts of the HIT-Financed Projects in Boston
In 2018 Dollars, Since Inception*

$2.3B total economic benefits

$865M personal income

11,900 total jobs across industry segments

5,293 union construction jobs, 10.8M hours of work

$67.4M state and local tax revenue generated

Franklin Square Apartments: The HIT provided $47.3 million of funding for the substantial rehabilitation to the 193-unit, Franklin Square Apartments, creating an estimated 78 union construction jobs.
Charlesview Apartments: The HIT provided $58.2 million in funding for the $152.0 million new construction of the 240, all affordable housing units, Charlesview Apartments project, creating an estimated 746 union construction jobs.

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Projects in Boston in the Last 10 Years 2009-1Q2019

In the past 10 years, the HIT has invested $373 million and its subsidiary Building America CDE has awarded $21 million in tax credits to help finance 13 projects with a total development investment of $1.0 billion in Boston. These projects are creating an estimated 7.2 million hours of union construction work*.

Project	Location	Units	HIT Investment	TDC	Union Jobs*
Franklin Park Apartments	Boston	220	$25,672,000	$34,000,000	224
Old Colony Phase 1	Boston	116	$26,700,000	$56,844,708	288
Washington Beech	Boston	56	$13,500,000	$25,517,516	129
225 Centre Street**	Boston	103	$9,915,000	$53,160,520	261
Charlesview Apartments	Boston	240	$58,200,000	$152,000,000	746
Blackstone Apartments	Boston	145	$42,804,660	$72,800,962	70
Dudley Municipal Center (Non-residential)**	Boston	175,000 (SF)	—	$115,853,503	600
Franklin Square Apartments	Boston	193	$47,330,000	$75,462,270	78
Old Colony Phase 2A	Boston	45	$12,435,000	$22,211,272	104
Old Colony Phase 2B	Boston	84	$21,050,000	$39,236,796	185
Georgetowne Homes One	Boston	601	$70,392,000	$201,565,948	395
Georgetowne Homes Two	Boston	366	$45,456,000	$123,637,753	248
Horizons Watermark**	Boston	211,000 (SF)	—	$62,076,217	227
TOTAL (LAST 10 YEARS: 2009-2018)		2,169	$373,454,660	$1,034,367,465	3,555

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

** Building America, a subsidiary of the HIT, provided New Markets Tax Credits for the following projects: for Dudley Municipal Center, $7.5 million; for 225 Centre Street, $5.5 million; and for Horizons Watermark, $8 million.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

april 2019